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                                                             EXHIBIT 10(q)

                           FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT, dated as of January 28, 1997, (the "Amendment"), between Sun Television and Appliances, Inc. (the "Borrower"), The CIT Group/Business Credit, Inc., as Administrative Agent and National City Commercial Finance, Inc., as Co-Agent and IBJ Schroder Bank & Trust Company (the "Lenders").

     WHEREAS, the Borrower, the Administrative Agent and the Co-Agent are parties to that certain Revolving Credit Agreement dated as of December 19, 1996, as amended (the "Loan Agreement"); and

     WHEREAS, the Administrative Agent has requested that each Lender and Borrower agree to amend the provision of the Loan Agreement relating to assignments of a Lender's interest.

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 10.13(a)(i) shall be amended to read as follows:

     (i) each such assignment shall be in a principal amount of not less than $10,000,000 and in multiples of $1,000,000 in excess thereof (or the remainder of such Lender's Revolving Credit Commitment)."

     This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                SUN TELEVISION AND APPLIANCES, INC.

                                By: /s/ Steven A. Martin
                                    ----------------------------------
                                    Name: Steven A. Martin
                                    Title: EVP/CFO

                                THE CIT GROUP/BUSINESS CREDIT, INC.
                                individually and as Administrative Agent

                                By: /s/ Susan George
                                    -----------------------------------
                                    Name: Susan George
                                    Title: Vice President

                                NATIONAL CITY COMMERCIAL FINANCE
                                INC., individually and as Co-Agent

                                By: /s/ Joseph L. White
                                    ------------------------------------
                                    Name: Joseph L. White
                                    Title: Vice President

                                IBJ SCHRODER BANK & TRUST COMPANY

                                By: /s/ Wing C. Louie
                                    ------------------------------------
                                    Name: Wing C. Louie
                                    Title: Vice President